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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                    CURRENT REPORT UNDER SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):     July 18, 2000



                                  NOVAVAX, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)



                  DELAWARE                  0-26770              22-2816046
                  --------                  -------              ----------
        (State or other jurisdiction      (Commission        (I.R.S. Employer
    of incorporation or organization)      File No.)       Identification No.)



                     8320 GUILFORD ROAD, COLUMBIA, MD               21046
                     --------------------------------           -------------
               (Address of principal executive offices)           (Zip code)



                                 (301) 854-3900
                                 --------------
               Registrant's telephone number, including area code



                                 NOT APPLICABLE
                                 ---------------
          (Former name or former address, if changed since last report)


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Item   4. Changes in Registrant's Certifying Accountant

       (a)    Previous independent accountants

              (i)    On July 18, 2000, Novavax, Inc. dismissed
       PricewaterhouseCoopers LLP as its independent accountants. The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

              (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

              (iii) In connection with its audits for the two most recent fiscal years and through July 18, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

              (iv) During the two most recent fiscal years and through July 18, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

              (v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 24, 2000 is filed as Exhibit 16 to this Form 8-K.

       (b)    New independent accountants

              The Registrant has not engaged new independent accountants as of July 24, 2000.

ITEM   7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a)  Not applicable.
       (b)  Not applicable.
       (c)  Exhibits:  The following exhibit is filed with this report:

               Exhibit No.               Description
               ----------                -----------
               16                        Letter from PricewaterhouseCoopers LLP



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NOVAVAX, INC.

Date:  July 24, 2000                         By:
                                                ------------------------------
                                                John A. Spears, President and
                                                Chief Executive Officer